 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2024

BYNORDIC ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-41273	85-4529780
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

c/o Pir 29
Einar Hansens Esplanad 29
211 13 Malmö
Sweden	211 13
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +46 707 29 41

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001, and one-half of one redeemable warrant	BYNOU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	BYNO	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	BYNOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 5, 2024, byNordic Acquisition Corporation (“BYNO”, the “Company”) issued a promissory note (the “Note”) in the principal amount of $200,000 to DDM Debt AB (the “Lender”), an affiliate of Water by Nordic AB, the Company’s sponsor. The proceeds of the Note will be used to provide the Company with general working capital.

The Note bears no interest and is payable in full upon the consummation of the Company’s initial business combination (the “Maturity Date”). A failure to pay the principal on the Maturity Date shall be deemed an event of default, in which case the Note may be accelerated. If the Company does not consummate an initial business combination, the Note will be repaid solely to the extent the Company has funds available outside its trust account established in connection with the Company’s initial public offering.

A copy of the Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 1.01 are intended to be summaries only and are qualified in their entirety by reference to the Note.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the annual meeting of stockholders held on August 7, 2024 (the “Annual Meeting”), byNordic Acquisition Corporation (the “Company”) filed an amendment to its Amended and Restated Certificate of Incorporation (the “Charter”) with the Delaware Secretary of State on August 8, 2024 (the “Charter Amendment”), to (a) modify the terms and extend the date (the “Termination Date”) by which the Company has to consummate a business combination by allowing the Company, through resolution of the board of directors without another stockholder vote, to elect to extend the Termination Date by one month each time from August 12, 2024 to August 12, 2025, or such earlier date as determined by the Board in its sole discretion, unless the closing of a business combination shall have occurred prior thereto; and (b) provide for the right of a stockholder of the Company’s Class B common stock, par value $0.0001 per share, to convert into shares of the Company’s Class A common stock, par value $0.0001 per share on a one-for-one basis at any time, and from time to time, prior to the closing of a business combination at the election of the holder.

The Charter Amendment is filed as Exhibit 3.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 7, 2024 the Company held the Annual Meeting. On July 10, 2024, the record date for the Annual Meeting, there were 10,276,272 shares of common stock of the Company entitled to be voted at the Annual Meeting, 7,942,474 shares of common stock of the Company or 77.29% of which were represented in person or by proxy.

1.	Charter Amendment Proposals

Stockholders approved the proposals (the “the Charter Amendment Proposals”) to (a) modify the terms and extend the date (the “Termination Date”) by which the Company has to consummate a business combination by allowing the Company, through resolution of the board of directors without another stockholder vote, to elect to extend the Termination Date by one month each time from August 12, 2024 to August 12, 2025, or such earlier date as determined by the board of directors in its sole discretion, unless the closing of a business combination shall have occurred prior thereto, by revising Section 9.2 and 9.7 of Article IX of the Charter; and (b) provide for the right of a stockholder of the Company’s Class B common stock, par value $0.0001 per share, to convert into shares of the Company’s Class A common stock, par value $0.0001 per share on a one-for-one basis at any time, and from time to time, prior to the closing of a business combination at the election of the holder, by revising Section 4.3(b)(i) of Article IV of the Charter. The voting results were as follows:

a. Extension Amendment:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
7,653,662	288,812	0	0

b. Founder Share Amendment:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
7,894,290	48,184	0	0

2.	Directors Proposal

Stockholders approved the proposal to re-elect five (5) directors to serve until the 2025 annual meeting and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal, or death. The adoption of the Directors Proposal required approval by the affirmative vote of at least a majority of the Company’s outstanding shares of common stock. The voting results were as follows:

Nominee	FOR	Withheld	Broker Non-Votes
Jonas Olsson	7,655,209	287,265	0
Anna Yukiko Bickenbach	7,894,290	48,184	0
Anders Norlin	7,655,209	287,265	0
Fredrik Elmberg	7,653,662	288,812	0
Steven Wasserman	7,655,209	287,265	0

Item 8.01. Other Events.

Shares Tendered for Redemption

In connection with the stockholders’ vote at the Annual Meeting on August 7, 2024, 2,578,476 shares were tendered for redemption.

Extension of Business Combination Period to August 12, 2025

As previously discussed, on August 7, 2024, the Company held an annual meeting of stockholders to consider, among other things, proposals to amend its amended and restated certificate of incorporation in order to extend the time Company has to consummate a business combination by allowing the Company, through resolution of the board of directors without another stockholder vote, to elect to extend the Termination Date by one month each time from August 12, 2024 to August 12, 2025, or such earlier date as determined by the board of directors in its sole discretion, unless the closing of a business combination shall have occurred prior thereto.

On August 9, 2024, the Company funded the extension by depositing $40,312 into the Trust Account, thereby extending the time available to the Company to consummate its initial business combination from August 12, 2024 to September 12, 2024.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the impact of the Company’s restatement of certain historical financial statements, the Company’s cash position and cash held in the Trust Account and any proposed remediation measures with respect to identified material weaknesses. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION
3.1	Charter Amendment to the Amended and Restated Certificate of Incorporation of byNordic Acquisition Corporation dated August 8, 2024
10.1	Promissory Note, dated August 5, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2024

BYNORDIC ACQUISITION CORPORATION

By:	/s/ Thomas Fairfield
Name:	Thomas Fairfield
Title:	Chief Financial Officer

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